UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-01899

Dreyfus Research Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	2/28(9)
Date of reporting period:	2/29/2016

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Research Growth Fund, Inc.

ANNUAL REPORT February 29, 2016

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Research Growth Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Research Growth Fund, Inc., covering the 12-month period from March 1, 2015, through February 29, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period was a time of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December 2015 to raise short-term interest rates for the first time in nearly a decade.

On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, when reduced industrial demand and declining currency values sparked substantial declines in commodity prices. These developments proved especially challenging for financial markets in August 2015 and January 2016: stocks and riskier sectors of the bond market fell sharply before subsequently recovering at least a portion of their losses. In contrast, longer term U.S. government securities gained valued during the ensuing flights to quality.

While market volatility may persist over the foreseeable future until global economic sentiment improves, we recently have seen signs of stabilizing commodity prices and continued strength in the U.S. economy. Still, we expect wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets over the months ahead, suggesting that selectivity may be an important determinant of investment success. We encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
March 15, 2016

DISCUSSION OF FUND PERFORMANCE

For the period of March 1, 2015, through February 29, 2016, as provided by Elizabeth Slover, Barry Mills, and David Sealy, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended February 29, 2016, Dreyfus Research Growth Fund’s Class A shares produced a total return of -5.52%, Class C shares returned -6.23%, Class I shares returned -5.28%, Class Y shares returned -5.16%, and Class Z shares returned -5.31%.1 In comparison, the fund’s benchmark, the Russell 1000® Growth Index, produced a total return of -5.05% over the same period.2

Growth stocks generally posted negative returns over the reporting period amid intensifying global economic concerns. Shortfalls in the health care, consumer staples, and financial’s sectors dampened the fund’s performance compared to its benchmark.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal.

The fund invests in stocks selected by a team of core research analysts, with each analyst responsible for fund investments in his or her area of expertise. These analysts utilize a fundamental, bottom-up research process to identify investments for the fund. The fund invests in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation. The analysts, under the direction of the director of the core research team, determine the fund’s allocations among market sectors. The fund’s portfolio is structured so that its sector weightings generally are similar to those of its benchmark.

The fund typically sells a security when the research analyst responsible for the investment believes there has been a negative change in fundamental factors surrounding the company, the company has become fully valued, or a more attractive opportunity has been identified.

Global Challenges Constrained Market Performance

The Russell 1000 Growth Index rallied to new record highs during the spring and summer of 2015 amid robust U.S. economic growth. However, the rally ended in August when an unexpected currency devaluation in China and renewed declines in commodity prices sparked fears that slowing global growth might derail the U.S. economic recovery. An October rally nearly erased the Russell 1000 Growth Index’s previous losses, but markets remained volatile over the remainder of 2015 amid intensifying global economic concerns and falling energy prices.

In January 2016, more disappointing economic data in China sent crude oil to multi-year lows. Investors again grew concerned about the potential impact of China’s economic troubles on the United States. Moreover, U.S. investors worried that a December 2015 increase in short-term interest rates might weigh on the domestic economy. Consequently, U.S. stocks fell sharply in January. The market’s slide continued into February, but strong U.S. economic data and solid corporate earnings helped trigger a partial rebound later in the month.

DISCUSSION OF FUND PERFORMANCE (continued)

Fund Results Hampered by Stock Selections

In this volatile environment, investors generally flocked to traditionally defensive stocks and industry groups, and the fund’s research-intensive investment approach proved relatively ineffective in some industry groups. Results were particularly disappointing among biotechnology companies. Despite a robust product pipeline, Biogen was hurt by concerns surrounding sales of a multiple sclerosis drug. Likewise, Vertex Pharmaceuticals experienced lower-than-expected sales of a new version of their drug for treatment of cystic fibrosis, and European sales of a rheumatoid arthritis medicine from AbbVie fell short of forecasts. Medical equipment provider Illumina gave back some of its previous gains amid a market transition in which sales moderated and consumables sales increased.

The fund did not own the tobacco companies that led the consumer staples sector’s relatively strong results, and CVS Health was hurt by election-year rhetoric regarding drug pricing. In the financial’s sector, the fund did not own real estate investment trusts (REITs) that benefited from the flight to traditional safe havens, and Ameriprise Financial was pressured due to investor concerns with the potential costs of complying with new regulations.

The fund achieved better relative performance in the consumer discretionary sector, where Amazon.com posted strong results in its Amazon Web Services unit; ULTA Salon, Cosmetics & Fragrance advanced due to strong execution and favorable demographic trends; and McDonald’s rebounded after a new CEO added all-day breakfast to the menu and instituted more disciplined expense spending coupled with lower food costs in the U.S. The fund successfully avoided lagging transportation companies in the industrials sector, instead focusing on defense contractors such as Raytheon that benefited from rising military spending. Among information technology companies, Facebook and Alphabet (formerly Google) were rewarded for clear growth trends and strong business execution, and semiconductors manufacturer Broadcom gained value after an acquisition offer.

Finding Growth Opportunities

We remain cautiously optimistic regarding the U.S. economy. Despite ongoing overseas challenges, corporate spending and domestic labor markets have improved. The U.S. economy is currently experiencing a tussle between gradually improving consumer data and concerns around industrials. Weakness in commodities, especially oil, remains a factor impacting industrials, while autos, housing, and job demand remained stable in the second half of 2015.

Recent equity market volatility has less to do with deteriorating economic or corporate fundamentals, and remaining focused on companies exhibiting strong underlying fundamentals, solid end markets, and differentiated products, among other things, will remain critical. As we wind down the era of cheap and easy access to capital, it will be more challenging for those companies lacking strong fundamentals and weaker prospects to deliver strong results.

March 15, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. It does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through July 1, 2016, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 SOURCE: LIPPER INC. — The Russell 1000 Growth Index is a widely accepted, unmanaged large-cap index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund. Investors cannot invest directly in any index.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Research Growth Fund, Inc. Class A shares, Class C shares, Class I shares, Class Y shares and Class Z shares and the Russell 1000 Growth Index

† Source: Lipper Inc.

†† The total return figures presented for Class A, Class C and Class I shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 9/30/08 (the inception date for Class A, Class C and Class I shares), adjusted to reflect the applicable sales load for Class A shares. The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I, Class Y and Class Z shares of Dreyfus Research Growth Fund, Inc. on 2/28/06 to a $10,000 investment made in the Russell 1000 Growth Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a widely accepted, unmanaged large-cap index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 2/29/16
	Inception
	Date	1 Year	5 Years		10 Years
Class A shares
with maximum sales charge (5.75%)	9/30/08	-10.92%	7.70%		6.73%	††
without sales charge	9/30/08	-5.52%	8.98%		7.36%	††
Class C shares
with applicable redemption charge †	9/30/08	-7.11%	8.16%		6.69%	††
without redemption	9/30/08	-6.23%	8.16%		6.69%	††
Class I shares	9/30/08	-5.28%	9.28%		7.55%	††
Class Y shares	7/1/13	-5.16%	9.05%	††	7.49%	††
Class Z shares	2/4/72	-5.31%	9.20%		7.56%
Russell 1000 Growth Index		-5.05%	10.95%		7.74%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class A, Class C and Class I shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 9/30/08 (the inception date for Class A, Class C and Class I shares), adjusted to reflect the applicable sales load for Class A shares.

The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 7/1/13 (the inception date for Class Y shares).

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Research Growth Fund, Inc. from September 1, 2015 to February 29, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the six months ended February 29, 2016

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$ 5.54	$ 9.20	$ 4.17	$ 3.93	$ 4.52
Ending value (after expenses)	$ 972.70	$ 968.90	$ 974.40	$ 974.40	$ 974.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the six months ended February 29, 2016

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$ 5.67	$ 9.42	$ 4.27	$ 4.02	$ 4.62
Ending value (after expenses)	$ 1,019.24	$ 1,015.51	$ 1,020.64	$ 1,020.89	$ 1,020.29

† Expenses are equal to the fund’s annualized expense ratio of 1.13% for Class A, 1.88 % for Class C, .85% for Class I, .80% for Class Y and .92% for Class Z, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

February 29, 2016

Common Stocks - 98.9%	Shares		Value ($)
Automobiles & Components - 1.7%
Delphi Automotive	265,391		17,696,272
Tesla Motors	54,380	[a,b]	10,437,153
			28,133,425
Capital Goods - 7.1%
Danaher	325,615		29,067,651
Honeywell International	400,989		40,640,235
Raytheon	221,512		27,434,261
United Technologies	215,475		20,819,195
			117,961,342
Consumer Durables & Apparel - 3.0%
Hanesbrands	777,602	[a]	22,153,881
NIKE, Cl. B	452,538		27,871,815
			50,025,696
Consumer Services - 2.5%
McDonald's	353,352		41,409,321
Diversified Financials - 4.8%
BlackRock	65,675		20,487,973
Federated Investors, Cl. B	590,811		15,461,524
Intercontinental Exchange	100,719		24,017,453
Synchrony Financial	707,787	[b]	19,074,860
			79,041,810
Energy - 1.0%
Schlumberger	242,420		17,386,362
Food, Beverage & Tobacco - 8.0%
ConAgra Foods	727,875		30,614,422
Molson Coors Brewing, Cl. B	290,766		24,793,617
Mondelez International, Cl. A	673,163		27,283,296
PepsiCo	506,087		49,505,430
			132,196,765
Health Care Equipment & Services - 7.7%
Boston Scientific	1,017,025	[b]	17,269,084
Cardinal Health	264,862		21,639,225
Centene	210,469	[b]	11,988,314
Cerner	232,652	[b]	11,879,211
Express Scripts Holding	216,078	[b]	15,207,570
Medtronic	216,617		16,763,990

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.9% (continued)	Shares		Value ($)
Health Care Equipment & Services - 7.7% (continued)
UnitedHealth Group	275,406		32,800,855
			127,548,249
Household & Personal Products - 1.7%
Estee Lauder, Cl. A	313,319		28,615,424
Insurance - .8%
Progressive	407,723		13,014,518
Materials - 1.1%
Dow Chemical	358,678		17,435,338
Media - 5.0%
AMC Networks, Cl. A	88,204	[b]	5,780,890
CBS, Cl. B	446,289		21,591,462
Comcast, Cl. A	578,489		33,396,170
Interpublic Group of Companies	1,024,833		21,921,178
			82,689,700
Pharmaceuticals, Biotechnology & Life Sciences - 9.5%
AbbVie	630,075		34,408,396
Alexion Pharmaceuticals	71,076	[b]	10,007,501
Biogen	94,256	[b]	24,451,892
Bristol-Myers Squibb	541,455		33,532,308
Eli Lilly & Co.	334,529		24,086,088
Illumina	95,159	[b]	14,296,688
Vertex Pharmaceuticals	180,678	[b]	15,446,162
			156,229,035
Retailing - 11.4%
Amazon.com	108,942	[b]	60,192,634
Home Depot	358,487		44,495,406
Priceline Group	22,175	[b]	28,056,032
The TJX Companies	423,732		31,398,541
Ulta Salon Cosmetics & Fragrance	141,860	[b]	23,433,853
			187,576,466
Semiconductors & Semiconductor Equipment - 1.4%
Broadcom	168,251		22,540,586
Software & Services - 23.4%
Adobe Systems	243,230	[b]	20,711,035
Alphabet, Cl. A	68,785	[b]	49,333,978
Alphabet, Cl. C	72,062	[b]	50,282,702
Citrix Systems	299,997	[b]	21,194,788
Cognizant Technology Solutions, Cl. A	328,080	[b]	18,693,998
Facebook, Cl. A	680,755	[b]	72,786,325

Common Stocks - 98.9% (continued)	Shares		Value ($)
Software & Services - 23.4% (continued)
Intuit	207,468		20,049,708
Oracle	925,824		34,051,807
salesforce.com	398,039	[b]	26,967,142
Splunk	239,208	[b]	10,429,469
Visa, Cl. A	701,516		50,782,743
Workday, Cl. A	188,508	[b]	11,395,309
			386,679,004
Technology Hardware & Equipment - 6.5%
Apple	821,855		79,465,160
Cisco Systems	1,084,591		28,394,592
			107,859,752
Transportation - 2.3%
Union Pacific	472,918		37,294,313
Total Common Stocks (cost $1,350,936,846)			1,633,637,106
Other Investment - 1.0%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $16,610,253)	16,610,253	[c]	16,610,253
Investment of Cash Collateral for Securities Loaned - .6%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $10,456,283)	10,456,283	[c]	10,456,283
Total Investments (cost $1,378,003,382)	100.5%		1,660,703,642
Liabilities, Less Cash and Receivables	(.5%)		(8,642,480)
Net Assets	100.0%		1,652,061,162

aSecurity, or portion thereof, on loan. At February 29, 2016, the value of the fund’s securities on loan was $15,736,926 and the value of the collateral held by the fund was $15,921,685, consisting of cash collateral of $10,456,283 and U.S. Government & Agency securities valued at $5,465,402.
bNon-income producing security.
cInvestment in affiliated money market mutual fund.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	23.4
Retailing	11.4
Pharmaceuticals, Biotechnology & Life Sciences	9.5
Food, Beverage & Tobacco	8.0
Health Care Equipment & Services	7.7
Capital Goods	7.1
Technology Hardware & Equipment	6.5
Media	5.0
Diversified Financials	4.8
Consumer Durables & Apparel	3.0
Consumer Services	2.5
Transportation	2.3
Automobiles & Components	1.7
Household & Personal Products	1.7
Money Market Investments	1.6
Semiconductors & Semiconductor Equipment	1.4
Materials	1.1
Energy	1.0
Insurance	.8
100.5

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $15,736,926)—Note 1(b):
Unaffiliated issuers	1,350,936,846	1,633,637,106
Affiliated issuers	27,066,536	27,066,536
Cash		631,009
Receivable for investment securities sold		8,467,918
Dividends and securities lending income receivable		1,946,228
Receivable for shares of Common Stock subscribed		952,183
Prepaid expenses and other assets		80,120
		1,672,781,100
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		1,337,693
Liability for securities on loan—Note 1(b)		10,456,283
Payable for investment securities purchased		7,606,965
Payable for shares of Common Stock redeemed		998,119
Accrued expenses		320,878
		20,719,938
Net Assets ($)		1,652,061,162
Composition of Net Assets ($):
Paid-in capital		1,384,308,723
Accumulated undistributed investment income—net		1,947,638
Accumulated net realized gain (loss) on investments		(16,895,459)
Accumulated net unrealized appreciation (depreciation) on investments		282,700,260
Net Assets ($)		1,652,061,162

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	531,434,005	118,251,729	401,688,245	210,911,659	389,775,524
Shares Outstanding	41,292,021	9,729,033	31,083,644	16,325,095	29,775,110
Net Asset Value Per Share ($)	12.87	12.15	12.92	12.92	13.09

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended February 29, 2016

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	22,401,705
Affiliated issuers	47,556
Income from securities lending—Note 1(b)	268,136
Total Income	22,717,397
Expenses:
Management fee—Note 3(a)	13,398,949
Shareholder servicing costs—Note 3(c)	3,658,113
Distribution fees—Note 3(b)	973,148
Directors’ fees and expenses—Note 3(d)	115,393
Registration fees	103,370
Custodian fees—Note 3(c)	101,386
Professional fees	96,625
Prospectus and shareholders’ reports	69,457
Loan commitment fees—Note 2	21,100
Interest expense—Note 2	219
Miscellaneous	31,367
Total Expenses	18,569,127
Less—reduction in expenses due to undertaking—Note 3(a)	(299,796)
Less—reduction in fees due to earnings credits—Note 3(c)	(3,695)
Net Expenses	18,265,636
Investment Income—Net	4,451,761
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	94,510,888
Net unrealized appreciation (depreciation) on investments	(195,306,839)
Net Realized and Unrealized Gain (Loss) on Investments	(100,795,951)
Net (Decrease) in Net Assets Resulting from Operations	(96,344,190)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 28/29,
	2016	2015
Operations ($):
Investment income—net	4,451,761	2,858,557
Net realized gain (loss) on investments	94,510,888	125,521,001
Net unrealized appreciation (depreciation) on investments	(195,306,839)	2,752,410
Net Increase (Decrease) in Net Assets Resulting from Operations	(96,344,190)	131,131,968
Dividends to Shareholders from ($):
Investment income—net
Class I	(1,811,135)	(166,516)
Class Y	(1,412,052)	(303,338)
Class Z	(1,463,268)	(32,017)
Net realized gain on investments:
Class A	(36,240,920)	(43,634,472)
Class C	(8,446,187)	(9,676,012)
Class I	(25,926,521)	(25,520,855)
Class Y	(15,065,502)	(14,432,138)
Class Z	(26,013,233)	(30,578,484)
Total Dividends	(116,378,818)	(124,343,832)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	150,633,668	48,275,873
Class C	13,389,154	16,195,275
Class I	211,556,254	254,203,306
Class Y	54,699,927	281,342,589
Class Z	1,620,352	2,743,637
Dividends reinvested:
Class A	34,566,167	41,604,636
Class C	6,276,555	7,388,581
Class I	23,453,764	21,276,225
Class Y	6,720,173	4,497,980
Class Z	25,734,921	28,713,887
Cost of shares redeemed:
Class A	(161,258,024)	(153,016,550)
Class C	(20,371,162)	(15,521,277)
Class Ia	(92,276,781)	(364,673,454)
Class Y	(91,380,319)	(27,668,412)
Class Z	(30,046,461)	(42,568,753)
Increase (Decrease) in Net Assets from Capital Stock Transactions	133,318,188	102,793,543
Total Increase (Decrease) in Net Assets	(79,404,820)	109,581,679
Net Assets ($):
Beginning of Period	1,731,465,982	1,621,884,303
End of Period	1,652,061,162	1,731,465,982
Undistributed investment income—net	1,947,638	2,182,332

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 28/29,
	2016	2015
Capital Share Transactions (Shares):
Class Ab
Shares sold	10,468,577	3,438,889
Shares issued for dividends reinvested	2,458,321	2,976,547
Shares redeemed	(11,552,255)	(10,916,073)
Net Increase (Decrease) in Shares Outstanding	1,374,643	(4,500,637)
Class C
Shares sold	997,476	1,197,786
Shares issued for dividends reinvested	471,305	551,314
Shares redeemed	(1,519,537)	(1,150,341)
Net Increase (Decrease) in Shares Outstanding	(50,756)	598,759
Class Ib,c
Shares sold	14,907,370	18,085,549
Shares issued for dividends reinvested	1,663,864	1,515,233
Shares redeemed[a]	(6,563,050)	(25,760,715)
Net Increase (Decrease) in Shares Outstanding	10,008,184	(6,159,933)
Class Yb,c
Shares sold	3,891,307	19,864,459
Shares issued for dividends reinvested	475,752	319,170
Shares redeemed	(6,458,750)	(1,953,986)
Net Increase (Decrease) in Shares Outstanding	(2,091,691)	18,229,643
Class Zc
Shares sold	112,610	192,343
Shares issued for dividends reinvested	1,799,691	2,021,371
Shares redeemed	(2,085,623)	(3,005,504)
Net Increase (Decrease) in Shares Outstanding	(173,322)	(791,790)

[a]During the period ended February 28, 2015, 3,030,033 Class I shares amounting to $42,511,359 were redeemed in kind resulting in a net realized gain on investments of $11,322,137.

[b]During the period ended February 29, 2016, 4,926 Class A shares representing $69,108 were exchanged for 4,901 Class I shares and 192,140 Class I shares representing $2,812,094 were exchanged for 192,091 Class Y shares.

[c]During the period ended February 28, 2015, 7,874,920 Class I shares representing $111,587,619 were exchanged for 7,874,920 Class Y shares and 900,262 Class Z shares representing $12,495,633 were exchanged for 909,435 Class Y shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended February 28/29,
Class A Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	14.50	14.49	10.83	9.90	9.70
Investment Operations:
Investment income—net[a]	.02	.01	.01	.04	.03
Net realized and unrealized gain (loss) on investments	(.75)	1.03	3.72	.92	.21
Total from Investment Operations	(.73)	1.04	3.73	.96	.24
Distributions:
Dividends from investment income—net	-	-	(.02)	(.03)	(.04)
Dividends from net realized gain on investments	(.90)	(1.03)	(.05)	-	-
Total Distributions	(.90)	(1.03)	(.07)	(.03)	(.04)
Net asset value, end of period	12.87	14.50	14.49	10.83	9.90
Total Return (%)[b]	(5.52)	7.61	34.52	9.68	2.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.16	1.17	1.18	1.26	1.29
Ratio of net expenses to average net assets	1.13	1.13	1.13	1.13	1.18
Ratio of net investment income to average net assets	.14	.08	.05	.36	.34
Portfolio Turnover Rate	53.69	49.29	46.34	52.78	88.07
Net Assets, end of period ($ x 1,000)	531,434	578,656	643,506	471,404	506,862

a Based on average shares outstanding.
b Exclusive of sales charge.
See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28/29,
Class C Shares	2016	2014	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	13.84	13.98	10.52	9.67	9.54
Investment Operations:
Investment (loss)—net[a]	(.08)	(.09)	(.08)	(.04)	(.04)
Net realized and unrealized gain (loss) on investments	(.71)	.98	3.59	.90	.20
Total from Investment Operations	(.79)	.89	3.51	.86	.16
Distributions:
Dividends from investment income—net	-	-	-	(.01)	(.03)
Dividends from net realized gain on investments	(.90)	(1.03)	(.05)	-	-
Total Distributions	(.90)	(1.03)	(.05)	(.01)	(.03)
Net asset value, end of period	12.15	13.84	13.98	10.52	9.67
Total Return (%)[b]	(6.23)	6.79	33.43	8.90	1.73
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.90	1.91	1.95	2.01	2.07
Ratio of net expenses to average net assets	1.88	1.88	1.88	1.88	1.97
Ratio of net investment (loss) to average net assets	(.61)	(.67)	(.70)	(.40)	(.51)
Portfolio Turnover Rate	53.69	49.29	46.34	52.78	88.07
Net Assets, end of period ($ x 1,000)	118,252	135,359	128,347	94,187	91,805

a Based on average shares outstanding.
b Exclusive of sales charge.

See notes to financial statements.

	Year Ended February 28/29,
Class I Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	14.58	14.53	10.89	9.96	9.73
Investment Operations:
Investment income—net[a]	.06	.05	.04	.06	.05
Net realized and unrealized gain (loss) on investments	(.76)	1.04	3.73	.93	.22
Total from Investment Operations	(.70)	1.09	3.77	.99	.27
Distributions:
Dividends from investment income—net	(.06)	(.01)	(.08)	(.06)	(.04)
Dividends from net realized gain on investments	(.90)	(1.03)	(.05)	-	-
Total Distributions	(.96)	(1.04)	(.13)	(.06)	(.04)
Net asset value, end of period	12.92	14.58	14.53	10.89	9.96
Total Return (%)	(5.28)	7.92	34.84	9.98	2.81
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.88	.87	.86	.90	1.01
Ratio of net expenses to average net assets	.86	.86	.84	.86	.91
Ratio of net investment income to average net assets	.42	.37	.32	.63	.56
Portfolio Turnover Rate	53.69	49.29	46.34	52.78	88.07
Net Assets, end of period ($ x 1,000)	401,688	307,239	395,794	85,640	34,344

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28/29,
Class Y Shares	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	14.58	14.54	11.51
Investment Operations:
Investment income—net[b]	.07	.06	.01
Net realized and unrealized gain (loss) on investments	(.75)	1.03	3.10
Total from Investment Operations	(.68)	1.09	3.11
Distributions:
Dividends from investment income—net	(.08)	(.02)	(.03)
Dividends from net realized gain on investments	(.90)	(1.03)	(.05)
Total Distributions	(.98)	(1.05)	(.08)
Net asset value, end of period	12.92	14.58	14.54
Total Return (%)	(5.16)	7.91	27.13[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79	.81	.92[d]
Ratio of net expenses to average net assets	.79	.79	.83[d]
Ratio of net investment income to average net assets	.48	.39	.13[d]
Portfolio Turnover Rate	53.69	49.29	46.34
Net Assets, end of period ($ x 1,000)	210,912	268,554	2,721

a From July 1, 2013 (commencement of initial offering) to February 28, 2014.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

	Year Ended February 28/29,
Class Z Shares	2016	2015		2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	14.75	14.69		10.99	10.03	9.80
Investment Operations:
Investment income—net[a]	.05	.04		.03	.05	.04
Net realized and unrealized gain (loss) on investments	(.76)	1.05		3.77	.94	.22
Total from Investment Operations	(.71)	1.09		3.80	.99	.26
Distributions:
Dividends from investment income—net	(.05)	(.00)	[b]	(.05)	(.03)	(.03)
Dividends from net realized gain on investments	(.90)	(1.03)		(.05)	-	-
Total Distributions	(.95)	(1.03)		(.10)	(.03)	(.03)
Net asset value, end of period	13.09	14.75		14.69	10.99	10.03
Total Return (%)	(5.31)	7.86		34.70	9.91	2.69
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.91	.90		.95	1.04	1.06
Ratio of net expenses to average net assets	.90	.90		.94	1.01	1.03
Ratio of net investment income to average net assets	.37	.31		.24	.47	.43
Portfolio Turnover Rate	53.69	49.29		46.34	52.78	88.07
Net Assets, end of period ($ x 1,000)	389,776	441,658		451,517	356,959	348,767

a Based on average shares outstanding.
b Amount represents less than $.01 per share.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Research Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class Y and Class Z. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share generally to certain shareholders of the fund. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of

NOTES TO FINANCIAL STATEMENTS (continued)

the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 29, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	1,633,637,106	-	-	1,633,637,106
Mutual Funds	27,066,536	-	-	27,066,536

† See Statement of Investments for additional detailed categorizations.

At February 29, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended February 29, 2016, The Bank of New York Mellon earned $56,909 from lending portfolio securities, pursuant to the securities lending agreement.

Effective July 1, 2015, the fund adopted new accounting guidance under Accounting Standards Update No. 2014-11, which requires expanded disclosures related to financial assets pledged in secured financing transactions (such as securities lending) and the related contractual maturity terms of these secured transactions. The type of securities loaned for which cash collateral was received, is indicated in the Statement of Investments. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended February 29, 2016 were as follows:

NOTES TO FINANCIAL STATEMENTS (continued)

Affiliated Investment Company	Value 2/28/2015 ($)	Purchases ($)	Sales ($)	Value 2/29/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	14,345,427	595,446,717	593,181,891	16,610,253	1.0
Dreyfus Institutional Cash Advantage Fund	10,068,291	208,577,043	208,189,051	10,456,283.6
Total	24,413,718	804,023,760	801,370,942	27,066,536	1.6

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 29, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 29, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended February 29, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At February 29, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,947,638, accumulated capital losses $12,906,795 and unrealized appreciation $279,373,902. In addition, the fund had $662,306 of capital losses realized after October 31, 2015, which were deferred for tax purposes to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

As a result of the fund’s mergers with Dreyfus Research Core Fund and Dreyfus Alpha Growth Fund, capital losses of $12,906,795 are available to offset future realized gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. If not applied, these acquired capital losses expire in fiscal year 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended February 29, 2016 and February 28, 2015 were as follows: ordinary income $4,686,455 and $501,871, and long-term capital gains $111,692,363 and $123,841,961, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2016, was approximately $19,700 with a related weighted average annualized interest rate of 1.11%.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of Class Z (excluding taxes, brokerage fees, interest expense, commitment fees on borrowings, and extraordinary expenses) exceed 1½% of the value of Class Z shares’ average daily net assets, Dreyfus will bear such excess expense. In addition, Dreyfus has contractually agreed, from March 1, 2015 through July 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .88% for Class A, Class C, Class I and Class Z and .80% for Class Y shares of the value of the respective class’ average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $299,796 during the period ended February 29, 2016.

During the period ended February 29, 2016, the Distributor retained $26,596 from commissions earned on sales of the fund’s Class A shares and $4,539 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended February 29, 2016, Class C shares were charged $973,148 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets and Class Z shares pay the Distributor at an amount not to exceed an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 29, 2016, Class A, Class C and Class Z shares were charged $1,469,680, $324,382, and $355,133, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 29, 2016, the fund was charged $271,290 for transfer agency services and $26,839 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $3,695.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 29, 2016, the fund was charged $101,386 pursuant to the custody agreement.

During the period ended February 29, 2016, the fund was charged $10,696 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $1,019,061, Distribution Plan fees $72,966, Shareholder Services Plan fees $164,199, custodian fees $68,000, Chief Compliance Officer fees $4,412 and transfer agency fees $65,097, which are offset against an expense reimbursement currently in effect in the amount of $56,042.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 29, 2016, amounted to $953,317,136 and $940,316,136, respectively.

At February 29, 2016, the cost of investments for federal income tax purposes was $1,381,329,740; accordingly, accumulated net unrealized appreciation on investments was $279,373,902, consisting of $341,984,536

NOTES TO FINANCIAL STATEMENTS (continued)

gross unrealized appreciation and $62,610,634 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Research Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Research Growth Fund, Inc., including the statement of investments, as of February 29, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 29, 2016 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Research Growth Fund, Inc. at February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
April 27, 2016

IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended February 29, 2016 as qualifying for the corporate dividends received deduction. For the fiscal year ended February 29, 2016, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $4,686,455 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2017 of the percentage applicable to the preparation of their 2016 income tax returns. Also, the fund hereby reports $.2154 per share as a long-term capital gain distribution paid on June 23, 2015 and the fund also reports $.6811 per share as a long-term capital gain distribution paid on December 17, 2015.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 17-18, 2016, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group median and Performance Universe median for all periods, except for the one- and four-year periods when it was above the Performance Universe median, but noted the relative proximity to the Performance Group and/or Performance Universe in certain periods when it was below the median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the performance of the fund’s Class Z shares was above the return of the index in seven of the ten years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until July 1, 2016, so that annual direct fund operating expenses of the fund’s Class A, C, I, Y and Z shares (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) do not exceed .88%, .88%, .88%, .80% and .88% of the fund’s average daily net assets, respectively.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was generally satisfied with Dreyfus’ discussion of the fund’s relative underperformance, but agreed to closely monitor performance.

• The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 137

———————

Peggy C. Davis (73)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 49

———————

David P. Feldman (76)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 35

———————

Ehud Houminer (75)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 59

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Lynn Martin (76)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 35

———————

Robin A. Melvin (52)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 109

———————

Dr. Martin Peretz (76)

Board Member (1971)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Director of TheStreet.com, a financial information service on the web (1996-2010)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 35

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 137 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 66 investment companies (comprised of 162 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 162 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 162 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 162 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 162 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 162 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 162 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 162 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 162 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 66 investment companies (comprised of 162 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 162 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 66 investment companies (comprised of 162 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 162 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 162 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 162 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 62 investment companies (comprised of 160 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Distributor since 1997.

NOTES

For More Information

Dreyfus Research Growth Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DWOAX Class C: DWOCX Class I: DWOIX Class Y: DRYQX Class Z: DREQX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6232AR0216

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,031 in 2015 and $33,856 in 2016.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,120 in 2015 and $6,273 in 2016. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2015 and $-0- in 2016.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,796 in 2015 and $3,575 in 2016. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $-0- in 2015 and $-0- in 2016.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $5,004 in 2015 and $3,865 in 2016. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $-0- in 2015 and $-0- in 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $23,444,656 in 2015 and $19,851,662 in 2016.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Research Growth Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    April 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    April 25, 2016

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    April 25, 2016

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)